Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of April 17, 2008, is by and among NOVA BIOFUELS SENECA, LLC, a Delaware limited liability company (“Borrower”), each of the Lenders party hereto, WESTLB AG, NEW YORK BRANCH, as administrative agent for the Lenders, WESTLB AG, NEW YORK BRANCH, as collateral agent for the Senior Secured Parties, and STERLING BANK, a Texas banking corporation, as accounts bank.

PREAMBLE

WHEREAS, the Parties have entered into that certain Credit Agreement dated as of December 26, 2007 (as amended, the “Credit Agreement”); and

WHEREAS, the Parties wish to amend certain of the terms in the Credit Agreement;

NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions and promises herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.             DEFINITIONS AND INTERPRETATION

Unless otherwise expressly set forth herein, capitalized terms used in this Agreement shall have the meaning set forth in the Credit Agreement.

2.             AMENDMENTS

2.1           Section 7.03(n) (Reporting Requirements – Borrowing Base Certificate) of the Credit Agreement is hereby amended by adding the following at the beginning thereof:

“From and after the Conversion Date,”.

2.2           Exhibit A (Definitions) to the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

““Sponsor” means Nova Biosource Fuels, Inc., a Nevada corporation.”

2.3           Exhibit A (Definitions) to the Credit Agreement is hereby amended by deleting the definition of “Working Capital Available Amount” in its entirety and replacing it with the below:

“Working Capital Available Amount” means: five million Dollars ($5,000,000); provided that the Working Capital Available Amount shall at no time exceed the

Aggregate Working Capital Loan Commitment nor (after the Conversion Date) the then-effective Borrowing Base, as certified from time to time by the Borrower.”

3.             MISCELLANEOUS

3.1           Counterparts

This Agreement may be executed in two or more original copies and each such copy may be executed by each of the Parties in separate counterpart, each of which copies when executed and delivered by the Parties shall constitute an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or portable document format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Agreement.

3.2           Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without reference to conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

3.3           Limited Purpose; Effect on Credit Agreement

3.3.1        Except as expressly amended hereby or otherwise provided herein, (a) all of the terms and conditions of the Credit Agreement and all other Financing Documents remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, and (b) nothing in this Agreement shall constitute a waiver by the Lenders of any Default or Event of Default, or shall constitute a waiver by the Lenders of any right, power or remedy available to the Lenders or the other Senior Secured Parties under the Financing Documents, whether any such defaults, rights, powers or remedies presently exist or arise in the future.

3.3.2        The Credit Agreement shall, together with the amendments set forth herein, be read and construed as a single agreement.  All references in the Credit Agreement and any related documents, instruments and agreements shall hereafter refer to the Credit Agreement, as amended hereby.

3.4           Effectiveness

This Agreement shall become effective, as of the date first written above, upon the execution of this Agreement by each of the parties hereto.

3.5           Authority, Etc.

The execution and delivery by the Borrower of this Agreement and the performance by the Borrower of all of its agreements and obligations under the Credit

2

Agreement as amended hereby are within its organizational authority and have been duly authorized by all necessary organizational action on the part of, and have been duly and validly executed by, the Borrower.  Except as otherwise addressed in this Agreement, the Borrower represents and warrants that, upon the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing as of the date hereof.

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3

IN WITNESS WHEREOF, the Parties have executed and delivered this Second Amendment to Credit Agreement as of the date first above written.

NOVA BIOFUELS SENECA, LLC,
as Borrower

By:	/s/ Kenneth T. Hern
Name: Kenneth T. Hern
Title: Chief Executive Officer

WESTLB AG, NEW YORK BRANCH,
as Lender

By:	/s/ James Anderson
Name: James Anderson
Title: Director

By:	/s/ Paul Vastola
Name: Paul Vastola
Title: Director

WESTLB AG, NEW YORK BRANCH,
as Administrative Agent

By:	/s/ James Anderson
Name: James Anderson
Title: Director

By:	/s/ Paul Vastola
Name: Paul Vastola
Title: Director

WESTLB AG, NEW YORK BRANCH,
as Collateral Agent

By:	/s/ James Anderson
Name: James Anderson
Title: Director

By:	/s/ Paul Vastola
Name: Paul Vastola
Title: Director